June 5, 2001

To Our Shareholders:

     We present the Semi-Annual Report of the Korea Equity Fund, Inc. (the "Fund") for the six months ended April 30, 2001.

     The Net Asset Value per Share ("NAV") of the Fund on April 30, 2001 was $3.41, representing a decrease of 3.1% during the six months ended April 30, 2001. (A partial management fee waiver is in effect, and without such waiver performance would have been lower.) The closing market price of the Fund on the New York Stock Exchange was $2.80, representing a 17.9% discount to the NAV. The Fund's net assets amounted to $28,671,627 on April 30, 2001.

The Korea Composite Stock Price Index ("KOSPI") increased from 514.78 to 577.36, or 12.2%, in local currency terms during the six months ended April 30, 2001. Including the Korean won (the "Won") depreciation of 13.6% during the six months ended April 30, 2001, this represents a total decrease of 3.1 % in United States ("U.S.") dollar terms. The Fund underperformed the KOSPI, in U.S. dollar terms, by 10 basis points during the six months ended April 30, 2001. For the quarter ended April 30, 2001 the KOSPI decreased in local currency and U.S. dollar terms by 6.6% and 10.8%, respectively. For the quarter ended April 30, 2001, the NAV of the Fund decreased by 10.5%;
however, the Fund outperformed the KOSPI, in U.S. dollar terms, by 30 basis points.

     Real Gross Domestic Product ("GDP") grew by 9.2% and 4.6% year-over-year ("y-o-y") in the third and fourth quarters of 2000, respectively, making real output growth for the calendar year 8.8%. Private consumption, investment growth, and manufacturing decreased sharply during the fourth quarter. In seasonally adjusted terms real GDP actually contracted by 0.4% y-o-y during the quarter. The slowdown during the period was led by a decline in manufacturing and construction output on the supply side, and by slowing investment and export growth on the demand side. The y-o-y growth in private consumption and investment was particularly slow in the fourth quarter, with the latter posting its worst performance since the first quarter of 1999. In the fourth quarter of 2000 the growth rate of manufacturing in national accounts terms also contracted by 2.7% y-o-y in seasonally adjusted terms. Again, this slowdown reflected the decrease in domestic demand and the deterioration of export conditions during the quarter.

     As the economy slows, the labor market has started to weaken. In the latter part of 1999, the economic recovery stimulated demand for labor, with the unemployment rate at 4% by mid-2000. This was despite considerable restructuring in the labor market, as people left banks and Chaebols (industrial conglomerates) for new start-up companies. However, the current economic slow down, combined with a more generous state funded benefit system has led to more unemployed workers registering as jobless with the authorities. Thus the seasonally unadjusted unemployment rate rose to 5% in February 2001, up from 4.6% in January, a rise that the National Statistical Office ("NSO") attributed partly to seasonally reduced hiring in the Wholesale, Retail, Restaurant and Lodging, and Manufacturing sectors. Nominal wage growth in manufacturing slowed in the fourth quarter of 2000.

     Price levels came under upward pressure from both domestic cost increases and imported inflation in the first three months of 2001. Consumer prices rose by more than 4% y-o-y in each of the first three months. Services price increases, especially for tuition fees, and higher food prices because of harsh winter weather this year were behind the overall rise in prices. Producer prices also accelerated in the first three months of the year, reflecting higher commodity and utility prices. The Won's recent weakness against the U.S. dollar contributed to sharp increases in import prices in y-o-y terms during the period.

     On the external account front, South Korea recorded a cumulative merchandise trade surplus of $2.4 billion from January to March 2001, an improvement on the surplus of $437.8 million recorded in the first three months of 2000. This improvement was mainly due to the 2% y-o-y decline, to $38.1 billion, in merchandise imports. Export revenue growth was sluggish over the quarter, at just over 3% y-o-y (rising to $40.5 billion), affected by the slowdown in demand for South Korean goods in its two main markets; the U.S. and Japan.

     As for corporate reforms, on March 29, 2001 Hyundai Engineering and Construction's ("HEC") creditors effectively took it over in a debt-for-equity swap, after losses of 3 trillion Won, which in 2000 wiped out the firm's capital base. HEC's lead creditor, state-owned Korea Exchange Bank ("KEB"), promptly had its own credit rating downgraded to reflect this exposure. The government's restructuring policy shifted to propping up the ailing Chaebol, which reflects the fear that another failure like Daewoo would cause a chain of bankruptcies among small suppliers, or even a second financial crisis. The government remains highly interventionist, pressing even healthy banks to merge to create larger national banks. So Kookmin Bank and Housing & Commercial Bank ("H&CB") are due to merge, despite labor protests, analysts' doubts that they are complementary (both are mainly retail banks) and management power struggles over the structuring of the new entity. The merger is behind schedule.

     Kim Dae-jung reshuffled his cabinet, appointing three members of the United Liberal Democrats ("ULD") and one member of the Democratic People's Party ("DPP") to cabinet positions. That suggests that ties between the ruling Millennium Democratic Party ("MDP"), the ULD and the DPP are likely to deepen toward the next presidential election in 2002. Following the cabinet reshuffle, President Kim also replaced 21 vice ministers in an effort to calm public criticisms over government policies, including economic reforms and engagement with North Korea.

     After a correction in October, 2000, the South Korean stock market traded in a range between 500 and 560 for the rest of the fourth quarter of 2000. The KOSPI index finished the year at 504.62, a loss of 50.9% for the calendar year 2000, while the Korean Securities Dealers Association Quotation System ("KOSDAQ") finished at a historic low of 52.58, declining nearly 80%. The Won continued its slide and finished the year at 1,265 Won per U.S. dollar. In late December, the National Assembly approved a 40 trillion Won public fund injection for financial sector restructuring. The government plans to raise an additional 10 trillion Won through public asset sales and recycling of previously committed public funds. Meanwhile, the Financial Supervisory Commission ("FSC") ordered six troubled banks to cancel all of their outstanding stock.

     Aggressive foreign buying pushed the KOSPI more than 20% higher to the 600 level in January. This trend subsequently cooled leaving the index trading in a range between 580 and 620 for the following month before the March sell-off was triggered by the weak Won. The U.S. interest rate reduction in March failed to boost the South Korean stock market as the two previous ones had, as concerns over the global economy and a weak Won outweighed investors' sentiment. Nevertheless the KOSPI remained in positive territory during the first quarter of this year, closing at 523.2, a 3.7% gain. The KOSDAQ finished at 68.4, increasing 30.1 % for the same period.

     In early April, the South Korean stock market continued to retreat amid concerns over the U.S. economy, inflationary worries and the Japanese yen's weakness. On April 10, the KOSPI fell to 491.21, its lowest point since December 1998 before it rebounded on bargain hunting. NASDAQ strength, Won stabilization, and hopes of pension fund injections into the stock market also buoyed investors' sentiment. Blue chip stocks, such as semiconductor manufacturers and telecommunication shares, took the lead and banking shares joined the rally on the settlement of the merger agreement between H&CB and Kookmin Bank. The surge continued after Easter with the U.S. Federal Reserve interest rate decrease driving the market into upward territory.

During the period, the Fund maintained its overweight position in the Electronics sector, but did reallocate within the sector from Chaebol affiliates such as Hyundai Electronics Industries Co., Ltd., (Dynamic Random Access Memory "DRAM" semiconductor) and LG Electronics Co., Ltd. (TFT-LCD panel display), to smaller, but relatively more defensive stocks such as Daeduck GDS Co., Ltd. (printed circuit boards) and Eastel Systems Corporation (telecommunication equipment). Meanwhile, the Fund took advantage of the stock market weakness to increase the Fund's exposure to domestic consumption related stocks, exporters, and telecommunications stocks. On the other hand, the Fund reduced its weighting in the Chemical sector due to weak product prices, and bank stocks due to the sectors' loan exposure to the Hyundai Group. As of April 30, 2001, the Fund held 94.9% of its net assets in equities, comprising 32 South Korean local listed stocks and two Korean ADRs.

South Korea's macro-economic recovery seems to be around the corner. Industrial output for February, for instance, grew 8.6% y-o-y, after increasing 0.1 % in January as demand for cars and machinery increased. Its month-on-month growth recorded a 0.6% increase, which was the second straight gain after a four month slide. The survey conducted by the Federation of Korean Industries ("FKI") said its Business Survey Index ("BSI") rose for the third month to 107.7 in April after decreasing to 62.7 in January, suggesting that more business people anticipate the economy to recover later this year.

As for the stock market, in spite of volatility in external economic conditions and concerns over earnings downgrades, the South Korean stock market appears to be rebounding. With the KOSPI around the 500 level, most of the negative factors, both internal and external, are priced into the stock market. In addition, leading economic indicators suggest that domestic business conditions are expected to pick up towards the end of 2001. The recent Morgan Stanley Capital International Index's ("MSCI") announcement of free-float base adjustments to its regional indices is expected to positively impact certain Asian stock markets including South Korea. Foreign investors are also wary of increasing their investment in South Korean stocks before the U.S. economy shows clear signs of recovery. However, the Fund believes that domestic economic and stock market movements may precede those of the United States and other Organization for Economic Cooperation and
Development ("OECD") countries. Overall, the first quarter corporate results of listed South Korean firms were better than the stock market expected, and brokerage houses are increasing their earnings forecasts and price targets, especially for cyclical and consumer related stocks. For the long run, of course, the stock market needs at least some pending restructuring efforts/deals to be done to further restore investor confidence that is imperative to make the current stock market rally sustainable. As for portfolio strategy, the Fund anticipates maintaining overweight positions in the Electronics and Telecommunication sectors and underweighting the Financial and Chemical sectors, while holding a neutral position in Utilities. The Fund will continue to purchase domestic consumer stocks and likely increase its weighting in the Securities sector as a direct beneficiary of a liquidity driven stock market.

We appreciate your continuing support of your Fund.

                                                  Sincerely,

                                                  Nobuo Katayama
                                                  President




                       SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 426-5523 for information concerning their accounts.

     The Board of Directors and officers of the Korea Equity Fund, Inc. take this opportunity to express their appreciation to Mr. Nobuo Katayama, who will resign his positions as Director, President and Portfolio Manager of the Fund effective June 15, 2001, in connection with his reassignment from President of Nomura Asset Management U.S.A. Inc., the Fund's manager ("Manager"), to new duties at Nomura Asset Management Co., Ltd. ("NAM"), the Fund's investment advisor and the parent company of the Manager. Mr. Katayama has served as President of the Manager and as Director, President and Portfolio Manager of the Fund since 1999.

     The Board of Directors has elected Mr. Kazuhiko Hama to serve as the President of the Fund and a member of its Board of Directors. Mr. Hama, who will succeed Mr. Katayama as President of the Manager, will also act as Portfolio Manager of the Fund, effective June 15, 2001 or such other date on which the Board of Directors accepts the resignation of Mr. Nobuo Katayama. Mr. Hama was a director of NAM (formerly The Nomura Securities Investment Trust Management Co., Ltd.) from 1996 to 1998, Senior Officer of NAM from 1999 to 2000, and Management Executive of NAM from 2000 to the present.

     NAM provides investment recommendations to the Manager regarding the Fund's portfolio. As Portfolio Manager for the Fund and President of the Manager, Mr. Hama will be primarily responsible for the day-to-day portfolio management of the Fund.

                               INTERNET WEBSITE

NAM-U.S.A. has established an Internet website which highlights it's history, its investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura-asset.com. We invite you to view the Internet website.

                        FUND HIGHLIGHTS-APRIL 30, 2001
                                 (Unaudited)

     Net Assets ..............................................   $28,671,627
     Net Asset Value per Share ...............................   $      3.41
     Closing NYSE Market Price ...............................   $      2.80
     Percentage Change in Net Asset Value per Share* .........        (3.1%)
     Percentage Change in NYSE Market Price* .................         6.7%

Percentage change in market index*

                                                                   KOREAN WON        U.S.$
                                                                   ----------        -----
Korea Composite Stock Price Index* ...........................        12.2%          (3.1%)
*From November 1, 2000 through April 30, 2001

     Korean Equity Securities ................................        94.9%
     Cash and Cash Equivalents ...............................         5.2
                                                                     -----
     Total Investments .......................................       100.1
     Liabilities less Other Assets, Net ......................        (0.1)
                                                                     -----
     Net Assets ..............................................       100.0%
                                                                     =====

                                            % of                                               % of
                                         Net Assets                                         Net Assets
                                         ----------                                         ----------

Telecommunications ......................   21.0     Automotive Equipment and Parts .........  3.3
Consumer Electronics ....................   19.7     Miscellaneous Manufacturing ............  2.7
Banking .................................   10.6     Food and Beverages .....................  1.7
Utilities ...............................    7.3     Retail .................................  1.5
Electrical Machinery ....................    7.2     Oil and Gas ............................  1.1
Services ................................    6.3     Information and Software ...............  1.0
Iron and Steel ..........................    5.5     Securities .............................  0.9
Chemicals and Pharmaceuticals ...........    5.1


                                                             Market        % of
Security                                                     Value      Net Assets
--------                                                     -----      ----------
Samsung Electronics Co., Ltd.                             $5,256,046       18.4
Korea Telecom Corp                                         2,396,583        8.4
Korea Electric Power Corp                                  2,088,440        7.3
SK Telecom Co., Ltd.                                       1,874,601        6.5
Pohang Iron and Steel Co., Ltd.                            1,583,478        5.5
Shinhan Bank                                               1,385,877        4.8
Korea Telecom Corp. ADR                                    1,121,778        3.9
H & CB                                                     1,112,452        3.9
Hyundai Motor, Ltd.                                          938,497        3.3
Dae Duck Electronics Co.                                     889,055        3.1

                                                       SCHEDULE OF INVESTMENTS

                                                           APRIL 30, 2001

                                                             (Unaudited)
                                                                                                                            % of
                                                                                                                Market       Net
                                                                               Shares          Cost             Value      Assets
                                                                               ------          ----             ------     ------

Automotive Equipment and Parts
Hyundai Motor, Ltd. ..................................................         60,000        $737,427         $938,497       3.3
  Passenger cars, trucks, autoparts and commercial vehicles

Banking
H & CB ...............................................................         58,487       1,138,724        1,112,452       3.9
  Commercial bank
Kookmin Bank .........................................................         45,764         592,565          542,079       1.9
  Commercial bank
Shinhan Bank .........................................................        156,000       1,581,316        1,385,877       4.8
                                                                                          -----------      -----------       ---
  Commercial bank
Total Banking ........................................................                      3,312,605        3,040,408      10.6
                                                                                          -----------      -----------       ---

Chemicals & Pharmaceuticals
Dong-A Pharmaceutical Co., Ltd. ......................................         23,667         298,674          267,759       0.9
  Pharmaceutical products
Korea Fine Chemical Co., Ltd. ........................................         18,220         301,979          291,907       1.0
  Chemicals
L.G. Chemical Ltd. + .................................................         54,791         616,484          532,517       1.9
  Petrochemicals
LG Chem Investment, Ltd. .............................................         14,943         261,892          177,001       0.6
  Health aid products
LG Household & Health Care Ltd. + ....................................         13,282          40,343          181,531       0.7
                                                                                          -----------      -----------      ----
Total Chemicals and Pharmaceuticals ..................................                      1,519,372        1,450,715       5.1
                                                                                          -----------      -----------     -----

Consumer Electronics
Samsung Electro Mechanics Co., Ltd. ..................................         12,000         513,922          379,499       1.3
  Telecommunication equipment, audio and video products
Samsung Electronics Co., Ltd. ........................................         30,228       3,138,243        5,256,046      18.4
  Consumer electronics, computers, and telecommunications                                 -----------      -----------     -----
Total Consumer Electronics ...........................................                      3,652,165        5,635,545      19.7
                                                                                          -----------      -----------     -----

Electrical Machinery
Dae Duck Electronics Co. .............................................        116,506         602,401          889,055       3.1
  Printed circuit boards
Dae Duck GDS Co., Ltd. ...............................................         57,783         284,355          307,123       1.1
  Printed circuit boards
Samsung SDI Co., Ltd. ................................................          8,000         356,715          332,270       1.1
  Cathode ray tubes for televisions and computer monitors
Sindo Ricoh Co., Ltd. ................................................         23,919         825,781          544,852       1.9
  Office automation equipment                                                             -----------      -----------     -----
Total Electrical Machinery ...........................................                      2,069,252        2,073,300       7.2
                                                                                          -----------      -----------     -----

Food and Beverages
Hite Brewery Co., Ltd. ...............................................          6,800         301,239          230,797       0.8
  Beer
Nong Shim Co., Ltd. ..................................................          7,870         288,578          242,614       0.9
  Instant noodles                                                                         -----------      -----------     -----
Total Food and Beverages .............................................                        589,817          473,411       1.7
                                                                                          -----------      -----------     -----

Information and Software
Duzon Digital Ware Co., Ltd. .........................................         14,700         266,246          299,692       1.0
  Computer software                                                                       -----------      -----------     -----

Iron and Steel
Pohang Iron and Steel Co., Ltd. ......................................         21,280       1,109,069        1,583,478       5.5
  Hot and cold rolled steel products                                                      -----------      -----------     -----

Miscellaneous Manufacturing
Eastel System Corporation ............................................         52,370         285,482          212,343       0.7
  Telecommunications equipment
LG Cable Ltd. ........................................................         22,000         297,506          228,853       0.8
  Cables
Samsung Heavy Industries Co., Ltd. + .................................         79,000         292,106          326,917       1.2
  Crude oil tankers, and container vessels                                                -----------      -----------     -----
Total Miscellaneous Manufacturing ....................................                        875,094          768,113       2.7
                                                                                          -----------      -----------     -----

Oil and Gas
S-Oil Corporation ....................................................         13,340         294,823          329,702       1.1
  Petroleum and the related products                                                      -----------      -----------     -----

Retail
Shinsegae Department Store Co. .......................................          7,140         305,416          431,002       1.5
  Department store chain                                                                  -----------      -----------     -----

Securities
Shinyoung Securities Co., Ltd. .......................................         31,000         294,229          258,922       0.9
  Brokerage services                                                                      -----------      -----------     -----

Services
Cheil Communications Inc. ............................................          7,100         430,117          451,769       1.6
  Advertising
Kookmin Credit Card Co., Ltd. ........................................         15,000         349,977          396,355       1.4
  Credit card and financial services
S1 Corporation .......................................................         64,000         861,143          558,846       1.9
  System security
Tae Young Corporation ................................................         20,000         375,011          397,874       1.4
  Heavy construction                                                                      -----------      -----------     -----
Total Services .......................................................                      2,016,248        1,804,844       6.3
                                                                                          -----------      -----------     -----

Telecommunications
Korea Telecom Corp. ..................................................         50,100       3,867,018        2,396,583       8.4
Korea Telecom Corp. ADR ..............................................         40,600       1,463,748        1,121,778       3.9
  Telecommunications
SK Telecom Co., Ltd. .................................................         10,900       1,745,369        1,874,601       6.5
SK Telecom Co., Ltd. ADR .............................................         30,000         426,835          631,500       2.2
  Mobile telecommunications and paging services                                           -----------      -----------     -----
Total Telecommunications .............................................                      7,502,970        6,024,462      21.0
                                                                                          -----------      -----------     -----

Utilities
Korea Electric Power Corp ............................................        120,900       3,093,231        2,088,440       7.3
  Power supplier                                                                          -----------      -----------     -----
TOTAL KOREAN EQUITY SECURITIES .......................................                     27,637,964       27,200,531      94.9
                                                                                          -----------      -----------     -----


                                                                            Principal
Time Deposit                                                                 Amount
                                                                             ------
Bank of Scotland-interest bearing call account
  4.625%, due 05/01/01 ...............................................     $1,500,000     $ 1,500,000      $ 1,500,000       5.2
                                                                                          -----------      -----------     -----

TOTAL INVESTMENTS IN SHORT-TERM SECURITIES ...........................                      1,500,000        1,500,000       5.2
                                                                                          -----------      -----------     -----
TOTAL INVESTMENTS ....................................................                     29,137,964       28,700,531     100.1
LIABILITIES IN EXCESS OF OTHER ASSETS, NET ...........................                        (29,422)         (28,904)     (0.1)
                                                                                          -----------      -----------     -----
NET ASSETS ...........................................................                    $29,108,542      $28,671,627     100.0
                                                                                          ===========      ===========     =====

ADR-American Depository Receipt.
+ Non-income producing security.

                                 Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 2001.

                                 Korean won                      KRW                         1,317.00 = $1.00

                                                 See notes to financial statements.


                                 STATEMENT OF ASSETS AND LIABILITIES

                                            APRIL 30, 2001

                                             (Unaudited)

Investments in securities, at market value (cost-$27,637,964) .......................   $ 27,200,531
Investments in short-term securities, at market value (cost-$1,500,000) .............      1,500,000
Receivable for dividends and interest, net-of withholding taxes .....................         58,433
Cash ................................................................................         66,067
                                                                                        ------------
         Total Assets ...............................................................     28,825,031
                                                                                        ------------


Accrued management fee ..............................................................         21,022
Other accrued expenses ..............................................................        132,382
                                                                                        ------------
        Total Liabilities ...........................................................        153,404
                                                                                        ------------
Capital stock (par value of 8,409,000 shares of capital stock outstanding, authorized
  100,000,000, par value $0.10 each) ................................................        840,900
Paid-in capital .....................................................................     89,358,028
Accumulated net realized loss on investments and foreign currency transactions ......    (61,306,335)
Unrealized net depreciation on investments and foreign exchange .....................       (436,915)
Accumulated net investment income ...................................................        215,949
                                                                                        ------------
                  Net Assets ........................................................   $ 28,671,627
                                                                                        ============
Net asset value per share ...........................................................   $       3.41
                                                                                        ============



                                 See notes to financial statements.

                                       STATEMENT OF OPERATIONS

                               FOR THE SIX MONTHS ENDED APRIL 30, 2001

                                             (Unaudited)

Dividend income (less $102,504 withholding taxes) ..................         $518,731
Interest income ....................................................           41,025
         Total Income ..............................................                        $ 559,756
                                                                                           ----------


Management fee .....................................................          157,920
Custodian fees .....................................................           83,260
Legal fees .........................................................           43,440
Auditing and tax reporting fees ....................................           29,503
Shareholder reports ................................................           23,892
Directors' fees and expenses .......................................           17,195
Annual meeting expenses ............................................            9,955
Transfer agency fees ...............................................            9,050
Registration fees ..................................................            7,964
Miscellaneous fees .................................................            9,050
Insurance expenses .................................................              724
                                                                           ----------
         Total Expenses ............................................                          391,953
         Waived Management fee (Note 2).............................                          (48,146)
                                                                                           ----------
         Net Expenses ..............................................                          343,807
                                                                                           ----------
NET INVESTMENT INCOME ..............................................                          215,949
                                                                                           ----------


Realized loss on investments and foreign currency transactions:
Net realized loss on investments ...................................                       (4,124,674)
Net realized loss on foreign exchange ..............................                         (912,175)
 ...................................................................                       ----------
Net realized loss on investments and foreign exchange ..............                       (5,036,849)
Change in net unrealized appreciation on investments ...............                        6,866,409
Change in net unrealized depreciation on translation of foreign currency and other assets and liabilities denominated in
  foreign currency .................................................                       (2,952,381)
                                                                                           ----------
Net realized and unrealized loss on investments and
  foreign exchange .................................................                       (1,122,821)
                                                                                           ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............                        ($906,872)
                                                                                           ==========


                                 See notes to financial statements.

                                  STATEMENT OF CHANGES IN NET ASSETS

                                                                               For the
                                                                              Six Months
                                                                                 Ended        For the Year
                                                                            April 30, 2001       Ended
                                                                             (Unaudited)    October 31, 2000
                                                                             -----------    ----------------

Net investment income gain (loss) .......................................   $    215,949    ($   274,314)
Net realized loss on investments ........................................     (4,124,674)     (2,718,026)
Net realized loss on foreign exchange ...................................       (912,175)     (4,457,423)
Change in net unrealized appreciation (depreciation) on investments .....      6,866,409     (16,514,072)
Change in net unrealized appreciation (depreciation) on translation of foreign currency and other assets and liabilities denominated in
         foreign currency ...............................................     (2,952,381)      6,196,916
                                                                            ------------    ------------
Decrease in net assets derived from investment activities ...............       (906,872)    (17,766,919)
Beginning of period .....................................................     29,578,499      47,345,418
                                                                            ------------    ------------
End of period (including accumulated undistributed net investment
         income of $215,949 and $0, respectively) .......................   $ 28,671,627    $ 29,578,499
                                                                            ============    ============





                                 See notes to financial statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


     Korea Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of Korean companies. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of Securities--Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market (as opposed to the OTC market for foreign investors in Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions--Transactions denominated in Korean won ("Won") are recorded in the Fund's records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at April 30, 2001. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at April 30, 2001, resulting from value changes in the exchange rate.

     (c) Security Transactions, Investment Income, Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

     Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition-"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

     (d) Capital Account Reclassification--For the year ended October 31, 2000, the Fund's paid-in-capital was decreased by $314,956 with decrease in accumulated net investment loss of $274,314 and decrease in accumulated net realized loss on investments and foreign currency transactions of $40,642. The adjustment was primarily a result of the reclassification of net investment and foreign exchange losses.

     (e) Income Taxes--A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

     (f) Subscription for New Shares--As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by Korean companies.

     (g) Use of Estimates in Financial Statement preparation--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (h) Concentration of Risk--A significant portion of the Fund's net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. ("NAM"), as investment adviser for the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of 1.10% of the Fund's average weekly net assets. Effective June 30, 2000, the Manager voluntarily reduced its management fee from 1.1 % to 0.95% of the Fund's average weekly net assets. This reduction will remain in effect unless the Manager and the Board of Directors of the Fund mutually agree to reinstate the full management fee. For services performed, NAM receives a monthly fee from the Manager at the annual rate of 0.55 of 1% of the average weekly net assets of the Fund. Under the Management Agreement, the Fund paid or accrued fees, after voluntary waiver, to the Manager of $109,774 for the six months ended April 30, 2001. For the six months ended April 30, 2001, the Manager informed the Fund that NAM received fees of $52,217 from the Manager. At April 30, 2001, the fee payable to the Manager by the Fund, was $21,022.

     Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. ("Nomura Securities") (the Manager's indirect parent) earned $0 in commissions from the Fund on the execution of portfolio securities transactions for the six months ended April 30, 2001. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated $17,195 for the six months ended April 30, 2001.

     Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended April 30, 2001 were $3,444,351 and $3,493,880, respectively.

     As of April 30, 2001, net unrealized depreciation on investments, exclusive of short-term securities, for Federal income tax purposes was $437,433 of which $3,897,404 related to appreciated securities and $4,334,837 related to depreciated securities. The aggregate cost of investments, exclusive of short-term securities, at April 30, 2001 for Federal income tax purposes was $27,637,964. The Fund has a capital loss carryforward as of October 31, 2000 of approximately $56,270,000 of which $14,274,000 expires on October 31, 2003, $3,203,000 expires on October 31, 2004, $5,211,000 expires on October 31, 2005, $20,128,000 expires on October 31, 2006, $6,272,000 expires on October 31, 2007 and $7,182,000 expires on October 31, 2008.

Selected per share data and ratios for a share of common stock outstanding throughout each year:

                                                 For the Six
                                                 Months Ended                            For the Year Ended
                                                April 30, 2001                               October 31,
                                                --------------      -------------------------------------------------------------
                                                  (Unaudited)       2000          1999          1998          1997           1996
                                                  -----------       ----          ----          ----          ----           ----

Net asset value, beginning of year ............      $3.52         $5.63         $2.78         $3.55         $7.42         $10.06
                                                   -------       -------       -------       -------       -------        -------
  Net investment income (loss) ................       0.03         (0.03)        (0.04)        (0.03)        (0.02)         (0.06)
  Net realized and unrealized gain (loss) on
    investments and foreign currency ..........      (0.14)        (2.08)         2.89         (0.74)        (3.85)         (2.56)
                                                   -------       -------       -------       -------       -------        -------

  Total from investment operations ............      (0.11)        (2.11)         2.85         (0.77)        (3.87)         (2.62)
Distributions to shareholders from:
  Net investment income .......................          -             -             -             -             -          (0.02)
  Net realized capital gains ..................          -             -             -             -             -              -
                                                   -------       -------       -------       -------       -------        -------
Total distributions ...........................          -             -             -             -             -          (0.02)
                                                   -------       -------       -------       -------       -------        -------

Net asset value, end of period ................      $3.41         $3.52         $5.63         $2.78         $3.55          $7.42
                                                   =======       =======       =======       =======       =======        =======

Market value, end of period ...................      $2.80        $2.625        $4.375       $2.9375       $3.6875         $7.000
Total investment return+ ......................        6.7%        (40.0%)        48.9%        (20.3%)       (47.3%)        (23.1%)
Net asset value total returns++ ...............       (3.1%)       (37.5%)       102.5%        (21.7%)       (50.3%)        (26.1%)
Ratio to average net assets/supplemental data:
  Net assets, end of period (000) .............    $28,672       $29,578       $47,345       $23,343       $29,873        $62,356
  Operating expenses before waiver of a portion
    of the management fee .....................       2.78%*        2.24%         2.22%         3.13%         2.29%          1.89%
  Operating expenses after waiver of a portion
    of the management fee .....................       2.44%*        2.20%         2.22%         3.13%         2.29%          1.89%
  Net investment income (loss) ................       1.53%*       (0.60%)       (0.78%)       (1.21 %)      (0.40%)        (0.73%)
  Portfolio turnover ..........................         26%           50%           34%           25%           22%            53%

---------
*  Annualized

+ Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.

++ Based on net asset value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.



                      See notes to financial statements.

                                                            ==============================================

BOARD OF DIRECTORS
William G. Barker, Jr.
Nobuo Katayama
Chor Weng Tan
Arthur R. Taylor
John F. Wallace


OFFICERS
Nobuo Katayama, President
Keisuke Haruguchi, Vice President
Kenneth L. Munt, Vice President
David G. Stoeffel, Vice President
John J. Boretti, Secretary and Treasurer
Rita Chopra, Assistant Assistant Treasurer



Nomura Asset Management U.S.A. Inc.                                              KOREA
180 Maiden Lane                                                                 Equity
New York, New York 10038-4936                                                 Fund, Inc.
Internet Address
www.nomura-asset.com


INVESTMENT ADVISOR
Nomura Asset Management Co., Ltd.
1-14, 2-chome, Nihonbashi, Chuoku,
Tokyo 103-8260, Japan


Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661


DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
State Street Bank and Trust Company
P. O. Box 8209
Boston, Massachusetts 02266-8200


COUNSEL
Sidley Austin Brown & Wood LLP
One World Trade Center                                                      SEMI-ANNUAL REPORT
New York, New York 10048-0557

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP                                                    APRIL 30, 2001
1177 Avenue of The Americas
New York, New York 10036-2798

KOREA EQUITY FUND, INC.
180 MAIDEN LONE
NEW YORK, NEW YORK 10038-4936


This Report, including the Financial Statements, is transmitted to the Shareholders of Korea
Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.
The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund's independent accountants, PricewaterhouseCoopers LLP, and accordingly they express no opinion thereon.